SHARE CANCELLATION AGREEMENT

THIS AGREEMENT made the 16th day of February, 2008

BETWEEN:

BIOPACK ENVIRONMENTAL SOLUTIONS INC.

(the "Company")

AND:

LEGEND VIEW HOLDINGS LTD.

("Legend View")

WHEREAS:

A.           Legend View is the registered and beneficial owner of 10,800,000 shares of the Company’s Common Stock evidenced by share certificates number 23222 (the “Certificate”) as to 9,000,000 shares, 23233 as to 750,000 shares and 23228 as to 1,050,000 shares;

B.            In an effort to enhance the Company’s ability to raise financing in order to proceed with the implementation of its business plan, Legend View has agreed to return 8,000,000 of these shares of the Company’s common stock (the “Legend View Shares”), ownership of which is evidenced by the Certificate, to the Company’s treasury; and

C.            Both the Company and Legend View deem it to be in their respective best interests to immediately cancel the Certificate and return the Legend View Shares to treasury.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants contained herein and the payment by the Company to Legend View of the sum of ten dollars ($10.00) the receipt and sufficiency of which are hereby acknowledged by Legend View, the parties hereby agree to and with each other as follows:

1.	CANCELLATION OF LEGEND VIEW SHARES
1.1	On the date of this Agreement, Legend View shall deliver to the Company:
(a)	the original of the Certificate together with a stock power in the form attached hereto as Exhibit “A” and endorsed for transfer in blank, with medallion guaranteed signature(s);
(b)

evidence reasonably acceptable to the Company that this Agreement, the cancellation of the Certificate and the return to treasury of the Legend View Shares have all been duly approved with the necessary corporate formality by both the Board of Directors and the shareholders of Legend View.

1.2	The Certificate shall be cancelled effective two business days after the date of this Agreement and the Legend View Shares shall thereupon be returned to treasury by the Company.

2.	REPRESENTATION AND WARRANTIES
2.1	Legend View represents and warrants, with the intent that the Company will rely thereon in entering into this Agreement and in closing the transactions contemplated hereby, that:
(a)	it is the sole beneficial and record owner of the Legend View Shares;
(b)

the Board of Directors and the stockholders of Legend View have duly approved this Agreement, the cancellation of the Certificate and the return of the Legend View Shares to the Company’s treasury with the necessary corporate formality;

(c)	the Legend View Shares are free and clear of all liens, mortgages, debentures, charges, hypothecations, pledges or other security interests or encumbrances of whatever kind;
(d)

except for this Agreement no person, firm or corporation has any right, agreement or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option to purchase or otherwise acquire any of the Legend View Shares;

(e)

it has the full and absolute right, power and authority to enter into this Agreement, and this Agreement constitutes its legal, valid and binding obligation in accordance with its terms except as limited by laws of general application affecting the rights of creditors.

3.	RELEASE
3.1

Legend View, together with its heirs, executors, administrators, and assigns, does hereby remise, release and forever discharge the Company, its respective directors, officers, shareholders, employees and agents, and their respective successors and assigns, of and from all claims, causes of action, suits and demands whatsoever which Legend View ever had, now or may have howsoever arising out of the original grant and this cancellation of the Legend View Shares.

4.	COUNTERPARTS
4.1	This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.
5.	ELECTRONIC MEANS
5.1

Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date set forth on page one of this Agreement.

6.	FURTHER ASSURANCES
6.1

As and so often as may be required, the parties will execute and deliver all such further documents, do or cause to be done all such further acts and things, and give all such further assurances as in the opinion of the Company or its counsel are necessary or advisable to give full effect to the provisions and intent of this Agreement.

7.	PROPER LAW
7.1	This Agreement will be governed by and construed in accordance with the law of the State of Nevada.

8.	INDEPENDENT LEGAL ADVICE
8.1

Legend View hereby acknowledges that this Agreement was prepared by Clark Wilson LLP for the Company and that Clark Wilson LLP does not represent Legend View. By signing this Agreement, Legend View confirms that it fully understands this Agreement and (a) has obtained independent legal advice or (b) waives its right to obtain independent legal advice in respect of the transactions described in this Agreement.

IN WITNESS WHEREOF the parties have executed and delivered this Agreement.

LEGEND VIEW HOLDINGS LTD.

Per:	/s/ Gerald Lau
Authorized Signatory

BIOPACK ENVIRONMENTAL SOLUTIONS INC.

Per:	/s/ Gerald Lau
Authorized Signatory

EXHIBIT A

POWER OF ATTORNEY TO TRANSFER SHARES

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto Biopack Environmental Solutions Inc. a total of Eight Million (8,000,000) common shares standing in the name of the undersigned on the books of the said Biopack Environmental Solutions Inc. represented by certificate number 23222 and hereby irrevocably constitutes and appoints __________________ the attorney of the undersigned to transfer the said shares on the books of the said Biopack Environmental Solutions Inc. with full power of substitution in the premises.

DATED at ________________, this ______ day of February, 2008.

Signed in the presence of:	) ) ) ) )	LEGEND VIEW HOLDINGS LTD. Authorized Signatory
Signature of transferor guaranteed by:
*
* Authorized Signature Number